UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2014

Forward Industries, Inc.
(Exact name of registrant as specified in its charter)

New York	000-6669	13-1950672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 Rosemary Ave. Ste. 219 West Palm Beach, FL		33401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 465-0030

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2014, Forward Industries, Inc. (the “Company”) announced the termination of James O. McKenna III, the Company’s Chief Financial Officer, effective immediately.  On August 19, 2014, the Company also announced the designation of Robert Garrett, Jr., the Company’s Chief Executive Officer, as the Company’s principal financial and accounting officer for Securities and Exchange Commission reporting purposes pending the selection of a new Chief Financial Officer.  Information relating to Mr. Garrett can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013, which is incorporated herein by reference.

Item 8.01.	Other Events.

On August 25, 2014, the Company issued a press release announcing the termination of Mr. McKenna.  A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Dated: August 25, 2014	By:	/s/ Robert Garrett, Jr.
		Name:	Robert Garrett, Jr.
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 25, 2014.